UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 9, 2013

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 9, 2013, Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Hotels & Resorts, Inc. (“Host Inc.”) acts as a sole general partner, gave notice that it intends to redeem all of the outstanding $400 million aggregate principal amount of Host L.P.’s 9% Series T Senior Notes due 2017. The redemption date for the Series T senior notes is May 15, 2013 pursuant to an irrevocable notice delivered by the trustee on Host L.P.’s behalf on April 9, 2013. The Series T senior notes were issued pursuant to a supplement to Host L.P.’s Amended and Restated Indenture, dated August 5, 1998, originally among HMH Properties, Inc. (now Host L.P.), the subsidiary guarantors named therein, and HSBC Bank USA f/k/a Marine Midland Bank (now succeeded by The Bank of New York Mellon), as trustee. Under the terms of the Series T senior notes, the redemption price will be 104.500% of the principal amount thereof, together with accrued and unpaid interest thereon to the redemption date.

The Series T senior notes are being redeemed with the net proceeds from Host L.P.’s issuance of $400 million aggregate principal amount of 3.750% Series D senior notes due 2023, which were issued on March 28, 2013, together with available cash.

Forward-Looking Statements

In this Current Report on Form 8-K, we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions, are not guarantees of future performance, and involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include our ability to deploy the proceeds of the Series D senior notes as currently planned, those risk factors discussed in our Annual Report on Form 10–K for the year ended December 31, 2012, and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.
(Registrant)

Date: April 9, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.
(Registrant)

	By:	HOST HOTELS & RESORTS, INC.
Its General Partner

Date: April 9, 2013	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller